===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                              14315 West Hardy Road

                              Houston, Texas 77060

April 30, 2002



Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") which will be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on June 21, 2002 at 3:00 P.M. Central Time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

         At the Meeting, stockholders will be asked to elect four (4) directors to serve until the 2005 Annual Meeting of Stockholders or until their successors are elected and qualified; to ratify the appointment of Mann, Frankfort, Stein & Lipp as the Company's independent auditors for the fiscal year ending December 31, 2002; and to consider such other matters as may be properly brought before the Meeting or at any adjournment(s) or postponement(s) thereof. These matters are discussed in greater detail in the accompanying Proxy Statement.

         Your Board of Directors recommends a vote FOR the election of each director, and FOR the ratification of Mann, Frankfort, Stein & Lipp as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         A copy of the Annual SEC Form 10-KSB for the fiscal year ended December 31, 2001 is enclosed for your information. No material contained in the Annual SEC Form 10-KSB is to be considered a part of the proxy solicitation material.

         We wish to thank our stockholders for their participation and support.

Sincerely,


/s/ Henry W. Sullivan
--------------------------
Henry W. Sullivan
Chief Executive Officer

                     NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held Friday, June 21, 2002

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") will be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on Friday, June 21, 2002 at 3:00 P.M. Central Time, for the following purposes:

..    to elect four (4) directors of the Company to serve until the 2005 Annual
     Meeting of Stockholders or until successors are elected and qualified;

..    to ratify the appointment of Mann, Frankfort, Stein & Lipp as independent auditors for the Company for the fiscal year ending December 31, 2002; and

..    to transact such other business as may properly be brought before the
     Meeting and at any adjournment(s) or postponement(s) thereof.

     A copy of the Annual SEC Form 10-KSB for the fiscal year ended December 31, 2001 is enclosed for your information. No material contained in the Annual SEC Form 10-KSB is to be considered a part of the proxy solicitation material.

     Only stockholders of record as of the close of business on April 23, 2002 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

     All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                            By Order of the Board of Directors,

                                            /s/  Loretta L. Shaw
                                            ------------------------------------
                                            Loretta L. Shaw
                                            Secretary

Houston, Texas
April 30, 2002

                             YOUR VOTE IS IMPORTANT
                    You are urged to sign, date and promptly
                   return your proxy in the enclosed envelope.

                              2002 PROXY STATEMENT

--------------------------------------------------------------------------------

GENERAL INFORMATION, SOLICITATION OF PROXIES AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors of North American Technologies Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on June 21, 2002 at 3:00 P.M. Central Time, and at any adjournment(s) or postponement(s) thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about April 30, 2002 to all stockholders entitled to vote at the Meeting.

Record Date and Share Ownership

         Stockholders of record at the close of business on April 23, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 36,532,661 shares of Common Stock, $0.001 par value per share (the "Common Stock"), and 13,432,518 shares of the 5% Convertible Preferred Stock, $0.001 par value per share (the "Preferred Stock") were issued and outstanding. The Preferred Stock is entitled to one vote per share on an "as converted" basis on all items presented to the Meeting.

Revocability of Proxies

         The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

Form 10-KSB

         A copy of the Form 10-KSB for the fiscal year ended December 31, 2001 accompanies this Proxy Statement. No material contained in the Annual SEC Form 10-KSB is to be considered a part of the proxy solicitation material. The mailing address of the Company's executive office is 14315 West Hardy Road, Houston, Texas 77060.

Voting and Solicitation

         On all matters each share of Common Stock is entitled to one vote. The Preferred Stock is convertible one-for-one into the Common Stock at the option of the holder. The Preferred Stock is entitled to one vote per share on an "as converted" basis on all items presented to the Meeting. As of the Record Date, the 13,432,518 shares of the Preferred Stock were entitled to vote. The affirmative vote of a majority of the shares of stock present in person or by proxy is required to elect the nominees as directors and to approve the ratification of the appointment of Mann, Frankfort Stein & Lipp as independent auditors for the Company.

         Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the persons named in the proxy on all other matters presented to the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR the election of the directors and FOR the ratification of Mann, Frankfort, Stein & Lipp as the Company's independent auditors.

         The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

Quorum; Abstentions; Broker Non-Votes

         The Company's Amended and Restated Bylaws (the "Bylaws") provide that the stockholders holding a majority of the shares entitled to vote on the Record Date must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted in the election of directors or in the ratification of the Company's independent auditors.

                              ELECTION OF DIRECTORS

                           (Proposal 1 on Proxy Card)

Nominees for Consideration at the Meeting

         The Board of Directors of the Company is currently composed of eleven directors and is divided into three classes. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year. The three classes of directors are identified as Class I, Class II and Class III based on the expiration of the terms of the directors in each class. Vacancies in the Board of Directors may be filled by the Board of Directors and any director chosen to fill a vacancy shall hold office until the next election of the class for which such director has been chosen.

         Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below, to serve as a director until the 2005 Annual Meeting of Stockholders or until successors are elected and qualified. The persons named below have been nominated by the Board of Directors and shall be identified as a Class III directors. The Company is not aware of any reason that the nominees will be unable or will decline to serve as directors. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by the Board of Directors.



                               CLASS III DIRECTORS
-----------------------------------------------------------------------------------------------
                                                                                Year in Which
                                                                                Service as a
                                         Principal Occupation                   Director Began
-----------------------------------------------------------------------------------------------
Douglas C. Williamson, 50                Senior Vice President, Bank of         1996
                                         America Capital Investors

                                         General Manager-Rail of Jacobs
William C. Thompson, 48                  Engineering                            1999

                                         Chief Financial Officer of the
Kevin C. Maddox, 49                      Company, and President of Avalanche    2001
                                         Resources, Ltd.

J. Travis Hain, 42                       Senior Vice President, Bank of         Nominee
                                         America Capital Investors
-----------------------------------------------------------------------------------------------

         Douglas C. Williamson

         Mr. Williamson was elected to the Board of Directors in 1996. Mr. Williamson is currently a Managing Director and Senior Vice President of Bank of America Capital Investors ("BACI"). Mr. Williamson joined NationsBank Capital Corporation (the predecessor to BACI) in 1989. Prior to that, he had eight years of experience in senior management with two operating companies and six years of experience in corporate finance and corporate lending with Rotan Mosle, W.R. Grace and Cleveland Trust. Mr. Williamson serves on several boards of directors. Mr. Williamson is a CPA and holds an MBA from Columbia University.

         William C. Thompson

         Mr. Thompson was elected to the Board of Directors in 1999. Mr. Thompson is General Manager-Rail of Jacobs Engineering in Omaha, Nebraska. From January 1999 to 2001 he was Senior Director of Derailment Prevention for Union Pacific Railroad Company ("UPR") after having completed one year as a Director of Derailment Prevention. Mr. Thompson served as UPR's Director of Engineering Research for approximately ten years. He has been active in many industry organizations, serving as the Chairman of the National Transportation Research Board's Committee on Railway Maintenance and on the Board of Directors of the American Railway Engineering and Maintenance-of-Way Association. Mr. Thompson holds Bachelor of Science degrees in Civil Engineering and Environmental Engineering from the University of Wisconsin.

         Kevin C. Maddox

         Mr. Maddox is Chief Financial Officer of the Company. He is also President and CEO of Avalanche Resources, Ltd., our largest common shareholder, and has been in that position since June 1996. He brings ten years experience in venture capital, nine years experience in securities brokerage and investment management, and fourteen years experience in public accounting, including positions with KPMG Peat Marwick and Deloitte and Touche Big 5 CPA firms, and the Internal Revenue Service. Mr. Maddox is a CPA, CFP and registered investment advisor. He has served on many boards of directors and is currently a Director of Global Photonic Energy Corporation, Inc. Mr. Maddox earned a BBA-Accounting from the University of Texas.

         Nominee for Class III Director:  J. Travis Hain

         Mr. Hain is a nominee for Class III director. Mr. Hain is currently a Managing Director and Senior Vice President of Bank of America Capital Investors ("BACI"). Mr. Hain joined NationsBank Capital Corporation (the predecessor to
BACI) in 1985. Prior to that, he served in the acquisition finance department at Manufacturers Hanover Bank. Mr. Hain serves on several boards of directors. Mr. Hain holds an MBA from Duke University.

Other Members of the Board of Directors and Executive Officers

         The following is an identification and business experience of the Company's directors who are not being voted upon at the Meeting.


                                CLASS I DIRECTORS
---------------------------------------------------------------------------------------------------
Directors Whose Terms                                                           Year in Which
Expire at the 2003                                                              Service as a
Annual Meeting                           Principal Occupation                   Director Began
---------------------------------------------------------------------------------------------------
Edwin H. Knight, 49                      General Manager of Harrison            1996
                                         Interests, Ltd.

Frank J. Vella, 59                       President and CEO of Veltec            2000
                                         Polymer Services, Inc.

Tim R. Reeves, 38                        Executive Vice President of Allied     2001
                                         Claims Solutions, LLC

Robert E. Chain, 50                      President of Chain Oil & Gas           2001
                                         President of Sawtooth, Inc.
---------------------------------------------------------------------------------------------------

         Edwin H. Knight

         Mr. Knight was elected to the Board of Directors in 1996. Mr. Knight manages Harrison Interests, Ltd., a privately held Texas limited partnership whose lines of business are oil and gas exploration and production, real estate and cattle ranching. He has managed Harrison Interests, Ltd. for fourteen years and holds a Bachelors Degree from Louisiana State University and is a CPA.

         Frank J. Vella

         Mr. Vella was elected to the Board of Directors in April 2000. Since 1992, Mr. Vella has served as President and CEO of Veltec Polymer Services, Inc. (Veltec), a specialty compounding company in Elkton, Maryland. Mr. Vella is founder and principal owner of Veltec.

         Tim R. Reeves

         Mr. Reeves is Executive Vice President and major shareholder of Allied Claims Solutions, LLC of Dallas, Texas. Mr. Reeves joined Allied Claims in 2001. He was previously a Vice President at Western International from 1998 to 2001 and a Vice President and Trust Officer in charge of all real estate operations of First National Bank of Abilene, Texas from 1994 to 1998. Mr. Reeves has been an executive or principal in ranching, real estate development, construction, oil and gas development and banking since completing the BS degree from Tarleton State College. He currently serves as a Director and Chairman of the Financial Development Committee of Disability Resources, Inc. and Just For Kids Preschool in Abilene, Texas and sits on the advisory board of Shackelford County Wildlife Association and West Texas Rehabilitation Center.

         Robert E. Chain

         Mr. Chain is President of Chain Oil & Gas, Inc. and has been with that company since 1986. From February 1991 to current, he is also President of Sawtooth, Inc., an oil and gas production company. His career in oil and gas acquisition and development began in 1984. He also serves as Director of Pinwah Pines. Previously Mr. Chain served in the Department of Atomic Absorption at Southwest Research in San Antonio, Texas. During 1977-1980, he was Vice President of Software Engineering for Fritsch Consulting, Inc. Mr. Chain earned a BS/BA degree in Biophysics and Chemistry from Trinity University.


                                      CLASS II DIRECTORS
---------------------------------------------------------------------------------------------------
Directors Whose Terms                                                           Year in Which
Expire at the 2004                                                              Service as a
Annual Meeting                           Principal Occupation                   Director Began
---------------------------------------------------------------------------------------------------
Henry W. Sullivan, 61                    President and Chief Executive          1997
                                         Officer of the Company; President of
                                         TieTek, Inc.

Franklin A. Mathias, 76                  Chairman of the Board of Directors     2001
                                         of the Company

Dean L. Ledger, 53                       Senior Vice President-Corporate        2001
                                         Development, Global Photonic Energy
                                         Corporation and Universal Display
                                         Corporation
---------------------------------------------------------------------------------------------------

         Henry W. Sullivan

         Dr. Sullivan was elected to the Board of Directors in April 1997. Dr. Sullivan became Vice President of Technology of the Company in July 1996 and President of TieTek, Inc. in December 1997. In January 1999, Dr. Sullivan assumed the additional positions of President and Chief Executive Officer of the Company. Prior to joining the Company, Dr. Sullivan was employed by Shell Oil Company where he spent twenty-three years in various positions and in 1984 was named Vice President of Shell Chemical Company. Dr. Sullivan joined Huntsman Petrochemical Corporation in 1988 as its President, and became Vice Chairman of its parent company, Huntsman Chemical Corporation, a year later. From 1991 to 1995 he was President and Chief Executive Officer of GAIA Holdings, Inc., until joining the Company as President of GAIA Technologies, Inc. and later TieTek, Inc. Dr. Sullivan has served as Chairman and Director of several companies and organizations in manufacturing and polymer technology, including the Executive Committee of the Society of the Plastics Industry. He currently serves as a Director of the Sarkeys Energy Center at the University of Oklahoma. Dr. Sullivan holds a Bachelors degree in Chemical Engineering from Cooper Union and Masters and Ph.D. degrees in Chemical Engineering from New York University.

         Franklin A. Mathias

         Mr. Mathias is Chairman of the Board of the Company.

         Mr. Mathias is an investor living in San Juan, Puerto Rico and a shareholder of Avalanche Resources, Ltd. He retired in 1998 from a 37-year career with ConAgra, serving many years as President of Molinos de Puerto Rico, Con Agra's largest subsidiary at that time. Mr. Mathias served as a Director of Banco Popular, a $35 billion bank in Puerto Rico, during 1988-98. He also served as President and Chairman of Junior Achievement of Puerto Rico for ten years.

         Dean L. Ledger

         Mr. Ledger is Senior Vice President-Corporate Development and Director of Global Photonic Energy Corporation and has been with Global Photonic since 1994. Mr. Ledger is also the Senior Vice President-Corporate Development of the Universal Display Corporation (symbol PANL; NASDAQ) since that company's inception in 1994. From October 1989 until April 1991, he served as a consultant to InterDigital Communications, Inc. (symbol IDCC; NASDAQ). Mr. Ledger was a Vice President-Securities with Paine Webber, Inc. and E.F. Hutton, Inc. during 1974-1989.


Board Meetings And Committees

         The Board of Directors has established two committees to allow the Board to focus specific attention on critical areas of the Board's management and monitoring of the Company's business. From time to time, the committees will make recommendations to the Board as necessary. The committees that were established and the current directors assigned to each committee are as follows:

         Audit:
                  Douglas C. Williamson
                  Robert E. Chain

         Compensation:
                  Douglas C. Williamson              Tim R. Reeves
                  Deborah Kay Allred                 Frank J. Vella

         Audit Committee. The purpose of the Audit Committee is to oversee the financial reporting procedures of the Company, insure adequate financial and internal controls, review the scope of the Company's annual audit and recommend the selection of independent auditors. The primary responsibilities of this committee include: reviewing with the Company's Chief Financial Officer the adequacy of quarterly and annual SEC filings; reviewing and consulting with the Company's independent auditors regarding their reports of audit and accompanying management letters; reviewing all financial statements, financial controls, internal controls and accounting practices of the Company; evaluating the performance and cost of the Company's independent auditors; recommending to the Board of Directors the selection of the Company's auditors for the upcoming year; and monitoring compliance by the Company's management and employees with major Company policies and financial controls.

         The membership of the Audit Committee is designed to include a minimum of two directors. The Company's Chief Financial Officer serves as an ex-officio member of the committee and attends all meetings except the annual review of the Company's financial controls and accounting procedures with the Company's independent auditors. The Audit Committee met once during 2001.

         For the year ended December 31, 2001, the Company incurred professional fees to its independent auditors in the amount of $93,322, of which $69,172 related to auditing services, $5,150 related to tax preparation and $19,000 for review of the Proxy and Proforma Statement for the Avalanche financing.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                   OF NORTH AMERICAN TECHNOLOGIES GROUP, INC.

         The following is the report of the Audit Committee for the year ended December 31, 2001. The Audit Committee is composed of two directors, each of whom meets the NASDAQ Stock Exchange's independence standards. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000 and is included as an exhibit to the Company's 2002 Proxy Statement. The Audit Committee as a whole meets regularly with the Company's management and independent auditors to discuss the adequacy of NATK's internal control environment and financial reporting, accounting matters, audit results, and compliance with its corporate responsibility program.

         Based on its review, analysis and discussions with management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors (and the Board approved) that the Company's Audited consolidated financial statements for the two years ended December 31, 2001 be included in the Company's Annual SEC Form 10-KSB for the year ended December 31, 2001. The Audit Committee and the Board, in recognition and consideration of the recommendation of management, have also recommended, subject to shareholder ratification, the selection of the Company's independent auditors for 2002.

                                     Audit Committee of the Board of Directors:

                                     Douglas C. Williamson
                                     Robert E. Chain

         Compensation Committee. The purpose of the Compensation Committee is to recommend compensation policies for the Company's senior management and to establish and administer the Company's stock-based compensation plans. The primary responsibilities of this committee include: reviewing all new employment agreements with senior management and key employees of the Company; establishing criteria for annual incentive bonus plans for the Company and senior management (in concert with the recommendations of the Company's Chief Executive Officer) and recommending amounts and payment of annual bonuses earned in accordance with those criteria; recommending the issuance of incentive stock options to key management personnel; assisting with and reviewing the establishment of an employee stock option plan and director stock option plan when and if requested by the Board of Directors; and monitoring and reviewing the Company's compensation policies for all employees.

         The membership of the Compensation Committee is designed to include at least two outside (non-employee) directors. The Compensation Committee met once during 2001.

Directors' Compensation

         Messrs. Thompson and Vella each receive $1,000 for each regularly scheduled Board meeting and $500 for each teleconference Board meeting, special or committee meeting. All other directors of the Company receive no cash compensation in connection with their services as director. See Security Ownership of Certain Beneficial Owners and Management for stock options granted to Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation paid or accrued for the fiscal years ended December 31, 2001, 2000, and 1999 by the Company to or for the benefit of its President and Chief Executive Officer. No other executive officer's compensation exceeded $100,000 for the year ended December 31, 2001.

                                                                            Long Term Compensation
                                                                     ----------------------------------------
                                        Annual Compensation                    Awards               Payouts
                                -----------------------------------  -----------------------------------------
Name                                                     Other        Restricted
and                                                      Annual       Stock         Stock                       All Other
Principal                                                Compen-      Award(s)      Options/     LTIP           Compen-
Position            Year(s)     Salary($)   Bonus($)     sation       ($)           SARS (#)     Payouts($)     sation($)
----------------------------------------------------------------------------------------------------------------------------
Henry W. Sullivan   2001         167,385            -           -             -       300,000          -           4,320(1)
CEO and President   2000         153,516       30,000           -        20,000       190,000          -           4,352(1)
                    1999          92,481            -           -             -        40,000          -           3,952(1)
----------------------------------------------------------------------------------------------------------------------------
Tim B. Tarrillion   2001              -             -           -            -              -          -               -
Former CEO and      2000              -             -           -            -              -          -               -
President           1999        175,318             -           -            -              -          -           2,336(1)
----------------------------------------------------------------------------------------------------------------------------

------------------
 (1) Represents life insurance premiums paid by the Company on policies on the executives' lives and matching contributions to the Company's 401-K plan.

Stock Options

         The following table sets forth options granted during the year ended 2001 to the named executive officer. No stock appreciation rights (SARS) have been granted.

                             Option/SAR Grants in Last Fiscal
                                 Year (Individual Grants)
--------------------------------------------------------------------------------------------
                                Number of        Percent Of
                               Securities          Total
                               Underlying       Options/SARs      Exercise
                              Options/SARs       Granted To          or
                                 Granted        Employees In     Base Price     Expiration
Name                               (#)          Fiscal Year        ($/Sh)          Date
--------------------------------------------------------------------------------------------
Henry W. Sullivan              300,000             70%              $1.10        5/31/11
--------------------------------------------------------------------------------------------

         The following table sets forth for the named executive officer information regarding stock options exercised by such officer during the 2001 fiscal year, together with the number and value of stock options held at 2001 fiscal year-end, each on an aggregated basis.

--------------------------------------------------------------------------------------------------------------
                             Aggregated Option Exercises in the 2001 Fiscal Year
                                      and Fiscal Year-End Option Value
--------------------------------------------------------------------------------------------------------------
                                                                                              Value of
                                                                    Number of               Unexercised
                                                                   Unexercised              In-the-Money
                               Number of                           Options at                Options at
                                 Shares                          Fiscal Year-End          Fiscal Year-End
Name                            Acquired                          Exercisable/              Exercisable/
                              on Exercise                         Unexercisable          Unexercisable (1)
--------------------------------------------------------------------------------------------------------------
Henry W. Sullivan                 None            --             156,222/396,000                $0/$0
--------------------------------------------------------------------------------------------------------------

----------------
(1) The last sales price of the Company's Common Stock as reported on the NASDAQ SmallCap Market on December 31, 2001 was $.85 which was lower than the exercise price of the options.

1999 Stock Incentive Plan and Repricing of Certain Outstanding Options

         At the annual meeting of the Company in 1999, stockholders approved the Company's 1999 Stock Incentive Plan (the "Plan"). The Plan authorizes the Compensation Committee to grant options in the maximum amount of 10% of the total issued and outstanding shares of the Company or reserved for issuance upon the conversion or exercise of outstanding convertible securities. Of these options, up to a maximum of 1,000,000 shares may be issued pursuant to incentive stock options granted under the Plan.

                               SECURITY OWNERSHIP

         The following tables set forth as of April 23, 2002 certain information with respect to the beneficial ownership of the Company's Common Stock and Preferred Stock by any person (including any "group" as that term is used in Section 13d-3(d) of the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities based upon filings with the Securities and Exchange Commission. As of April 23, 2002, there were 36,532,661 outstanding shares of Common Stock and 13,432,518 shares of 5% Convertible Preferred stock.

Common Stock

                                                                    Amount and
                                                                      Nature
                                                                   of Beneficial                Percentage
Name and Address of Beneficial Owner                                Ownership(1)                of Class(1)
------------------------------------                               --------------               -----------
Avalanche Resources, Ltd.........................................    29,737,500(3)                 59.5%
8 Saddlewood Estates
Houston, TX 77024

Bank of America Capital Investors...............................      8,035,199(2)                 16.1%
901 Main Street, 64th Floor
Dallas, TX 75202

---------------------
(1) Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities within sixty (60) days of April 23, 2002.

(2) Includes 4,265,423 shares of Common Stock issuable upon conversion of 5% Convertible Preferred Stock. Includes 555,556 shares of Common Stock which may be acquired upon exercise of warrants and 13,000 Shares of Common Stock which may be acquired on the exercise of options. Does not include 37,000 shares of Common Stock issuable upon exercise of options granted to Mr. Williamson in his capacity as

         Director which were assigned to Bank of America Capital Investors and which will vest periodically through May 31, 2004.

(3) Does not include 19,768 shares of Common Stock nor 19,768 shares of Common Stock which may be acquired upon conversion of warrants owned by Mr. Maddox. Also does not include 58,824 shares of Common Stock nor 58,824 shares of Common Stock which may be acquired upon conversion of warrants owned by Mr. Mathias.

Security Ownership of Directors and Executive Officers

         The following table sets forth as of April 23, 2002 the beneficial ownership of the Company's Common Stock by (i) the executive officer identified in the Summary Compensation Table appearing herein; (ii) each director and nominee for director; and (iii) all directors and executive officers as a group. As of April 23, 2002, there were 36,532,661 outstanding shares of Common Stock and 13,432,518 shares of 5% Convertible Preferred Stock.


                                                                        Amount and Nature
                                                                          of Beneficial              Percentage
Name and Address of Beneficial Owner                                       Ownership(1)              of Class(1)
------------------------------------                                     ---------------             -----------
Henry W. Sullivan...................................................        839,246(2)                  1.68%
14315 W. Hardy Road
Houston, TX 77060

William C. Thompson.................................................         50,000(3)                    -
1667 South 153rd Street
Omaha, NE 68144

Douglas C. Williamson...............................................        381,755                       -
901 Main Street, 22nd Floor
Dallas, TX 75202

Edwin H. Knight.....................................................         30,000(4)                    -
707 Travis, Suite 1900
Houston, TX 77002

Frank J. Vella......................................................         23,000(5)                    -
1908 Augusta Drive
Augusta Landing 7
Houston, TX 77057

Kevin C. Maddox.....................................................         39,536(6)                    -
8 Saddlewood Estates
Houston, TX 77024

Franklin A. Mathias.................................................        117,648(7)                    -
Calle L-6
Villa Caparra
Guaynabo, Puerto Rico 00966

Dean L. Ledger......................................................        500,000(8)                 1.00%
2913 Point Hayden Drive
Hayden Lake, ID 83835

Tim R. Reeves.......................................................        125,232(9)                    -
2929 North Central Expressway, Ste 240
Richardson, TX 75080

Robert E. Chain.....................................................          4,708(10)                   -
9210 Katy Freeway
Houston, TX 77024

Deborah Kay Allred..................................................              -                       -
8 Saddlewood Estates
Houston, TX 77024

All Officers and Directors as a Group (11)
Persons.............................................................      2,111,125                    4.23%

-----------------
(1) Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities within sixty (60) days of April 23, 2002.

 (2) Dr. Sullivan is deemed to beneficially own 405,851 shares of Common Stock by virtue of his position as a principal executive officer of GAIA Holdings, Inc., which owns 138,078 shares of Common Stock, and Thor Ventures, L.C. which owns 267,773 shares of Common Stock. Includes 91,173 shares issuable upon conversion of an equal number of shares of 5% Convertible Preferred Stock. Includes 66,000 shares owned through a profit sharing plan and personal holdings for the benefit of Dr. Sullivan, 24,000 shares issued upon exercise of a restricted stock award and 252,222 shares which may be acquired upon exercise of options. Does not include 300,000 shares of Common Stock issuable upon exercise of options which vest periodically through May 31, 2004.

 (3) Includes shares which may be acquired upon exercise of options. Does not include 20,000 shares of Common Stock issuable upon exercise of options granted to Mr. Thompson in his capacity as a Director which will vest periodically through May 31, 2004.

 (4) Includes shares which may be acquired on exercise of options. Does not include 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Knight in his capacity as Director which will vest periodically through May 31, 2004.

(5) Includes 3,000 shares of Common Stock and shares which may be acquired on exercise of options. Does not include 20,000 shares of Common Stock issuable upon exercise of options granted to Mr. Vella in his capacity as Director which will vest periodically through May 31, 2004.

(6)      Includes 19,768 shares which may be acquired on exercise of warrant.

(7)      Includes 58,824 shares which may be acquired on exercise of warrant.

(8)      Includes 500,000 shares which may be acquired on exercise of warrant.

(9)      Includes 62,616 shares which may be acquired on exercise of warrant.

(10)     Includes 2,354 shares which may be acquired on exercise of warrant.


Certain Relationships and Related Transactions

         During December 2000, the Company borrowed $150,000 from Douglas C. Williamson, a Director. During 2001, the Company borrowed an additional $250,000 from Mr. Williamson. Interest expense for the year ended December 31, 2001 totaled $13,575. Two notes totaling $250,000 and all accrued interest were exchanged for 381,755 shares of 5% Convertible Preferred Stock as part of the Avalanche Transaction effective October 2, 2001. The remaining $150,000 notes and their accrued interest were repaid in December 2001. Mr. Williamson then reinvested $102,274 of those proceeds in a private placement of 120,322 shares of Common Stock and 120,322 warrants to purchase Common Stock for $1.00 per share.

         On June 8, 2000, the Company entered into an agreement with TieTek, Inc., a wholly-owned subsidiary of the Company ("TieTek"), GAIA Technologies, Inc. ("GAIA"), William T. Aldrich, Henry W. Sullivan and J. Denny Bartell, as Co-Trustees for the benefit of Dune Holdings, L.L.C. and Thor Ventures, L.L.C., Dune Holdings, L.L.C., ("Dune"), and Thor Ventures, L.L.C. ("Thor") pursuant to which the Company issued (i) 152,650 shares of its Common Stock to Thor and 76,350 shares of its Common Stock to Dune, (ii) a promissory note in the original principal amount of $16,670 to Dune, and (iii) a promissory note in the original principal amount of $33,330 to Thor in settlement of negotiations relating to the Company's liability for a minimum royalty payment to Dune, as assignee of GAIA, and Thor under a certain TieTek Royalty Agreement dated December 30, 1997. Henry W. Sullivan, a Director of the Company and its President and Chief Executive Officer, holds a 56.13% interest in Dune and 17% interest in Thor. The promissory notes were paid in full in September 2000.

         In January 2000, the Board approved the issuance of a $30,000 note payable to Dr. Sullivan for compensation. The note payable bears interest at 5%. The note and accrued interest was converted to 47,645 shares of Preferred Stock during January 2002.

                              INDEPENDENT AUDITORS
                           (Proposal 2 on Proxy Card)

         BDO Seidman, LLP has audited the Company's financial statements since 1992. Mann, Frankfort, Stein & Lipp has been selected by the Board of Directors and the Audit Committee to serve as the independent auditors for the Company for the fiscal year ending December 31, 2002. Representatives of Mann, Frankfort, Stein & Lipp are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

         The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of Mann, Frankfort, Stein & Lipp as the Company's independent auditors.

         As of the date of this proxy, BDO Seidman, LLP is the Company's auditor of record until such time BDO Seidman, LLP is formally dismissed. For the year ended December 31, 2000, the audit opinion issued by BDO Seidman, LLP contained an explanatory paragraph regarding the uncertainty of the Company to continue as a going concern. As of the date of this proxy there has been no disagreements between the Company and BDO Seidman, LLP on matters of accounting principles or practices, financial statement disclosure, or audit scope or procedures.

Stockholder Vote

         The affirmative vote of a majority of the shares of stock present in person or by proxy is required to approve the ratification of Mann, Frankfort, Stein & Lipp as the Company's independent auditors for the fiscal year ending December 31, 2002.

         The Board of Directors Recommends a Vote for Ratification of Mann, Frankfort, Stein & Lipp as the Company's Independent Auditors for the Fiscal Year.

OTHER MATTERS

         The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, as well as persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons"), to file reports with the Securities and Exchange Commission. The Company believes that during the year ended December 31, 2001 all Reporting Persons timely complied with all filing requirements applicable to them.

Deadline for Receipt of  Stockholder Proposals

         The Company currently intends to hold its 2003 Annual Meeting of Stockholders in May 2003 and to mail proxy statements relating to such meeting in April 2003. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 2003 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 31, 2002 and must otherwise be in compliance with all applicable laws and regulations.

                                    By Order of the Board of Directors

                                    /s/ Loretta L. Shaw
                                    -----------------------------------
                                    Loretta Shaw
                                    Secretary

Dated:  April 30, 2002

                                                                   APPENDIX A

         North American Technologies Group, Inc. Audit Committee Charter

I.  Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors of North American Technologies Group, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

..    Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

..    Monitor the independence and performance of the Company's independent auditors.

..    Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

         Audit Committee members shall meet the applicable independence and experience requirements, in effect from time to time, of the NASDAQ Stock Market ("NASDAQ") or such other applicable stock exchange or association on which the Company's common stock is then listed. The Audit Committee shall be comprised of a majority of independent directors as determined by the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Audit Committee members may attend meetings in person, by telephone conference or similar communications equipment, or as otherwise permitted by law. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III. Audit Committee Responsibilities and Duties

         Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published in accordance with applicable Securities and Exchange Commission ("SEC") and NASDAQ regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of major issues regarding accounting principles, practices, and judgments that could significantly affect the Company's financial statements.

3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss any significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 ("SAS 61") (see item
     9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Legal Compliance

11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's system for monitoring compliance with applicable laws and regulations, including response to any material inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report will be included in the Company's annual proxy statement as required by the applicable rules of the SEC and NASDAQ.

13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

14. Periodically report to the Board of Directors on significant results of the foregoing activities.

         Scope of Duties

15. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan, direct or conduct audits, or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and any internal rules or codes of conduct of the Company.

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Henry W. Sullivan and Kevin C. Maddox and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of North American Technologies Group, Inc. held of record by the undersigned on April 23, 2002, at the Annual Meeting of Stockholders of North American Technologies Group, Inc. to be held on June 21, 2002 and at any adjournments or postponements thereof, and to vote on this form and, in their discretion, upon such other matters not specified as may come before said meeting.

                                                       CHANGE OF ADDRESS [_]
Proposal 1-Election of Directors                       Comments on Reverse Side
                                                       (See reverse)
Nominee:  Douglas C. Williamson
          [_]  FOR nominee            [_] WITHHELD from  nominee
Nominee:  William C. Thompson
          [_]  FOR nominee            [_] WITHHELD from  nominee
Nominee:  Kevin C. Maddox
          [_]  FOR nominee            [_] WITHHELD from  nominee
Nominee:  J. Travis Hain
          [_]  FOR nominee            [_] WITHHELD from  nominee

Proposal 2-Ratification of the appointment of Mann, Frankfort, Stein & Lipp as Independent Auditors for the Company.

          [_]  FOR                    [_] AGAINST                    [_] ABSTAIN

   THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                                                SEE REVERSE SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR THE RATIFICATION OF MANN, FRANKFORT, STEIN & LIPP AS INDEPENDENT AUDITORS FOR NORTH AMERICAN TECHNOLOGIES GROUP, INC. FOR THE 2002 FISCAL YEAR.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

                                         Change of Address and Comments

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------
                                         (If you have written in the above
                                         space, please mark the corresponding
                                         box on the reverse side of this form.)

                                         SIGNATURE(S)
                                                     --------------------------

                                         --------------------------------------
                                                            DATE

                                         NOTE: Please sign name(s) exactly as
                                         printed hereon. Joint owners should
                                         each sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.
                                         PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                         PROMPTLY IN THE ENCLOSED ENVELOPE. NO
                                         POSTAGE REQUIRED IF MAILED IN THE
                                         UNITED STATES.